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                                  EXHIBIT 32.1

                                  CERTIFICATION
      PURSUANT TO 18 U.S.C SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rand Capital Corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the Form10-Q) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



    Dated: November 12, 2003

                                                  /s/ ALLEN F. GRUM
                                            --------------------------------
                                                Allen F. Grum, President
                                               (Chief Executive Officer)
    Dated: November 12, 2003


                                                 /s/ DANIEL P. PENBERTHY
                                           ---------------------------------
                                             Daniel P. Penberthy, Treasurer
                                               (Chief Financial Officer)